UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 22, 2026

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Filana Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-41905	91-1911336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6801 N Capital of Texas Highway, Building 1; Suite 300

Austin, Texas 78731

(Address of Principal Executive Offices) (Zip Code)

(512) 501-2444

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	FLNA	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On September 22, 2026, Filana Therapeutics, Inc. (the “Company”) issued a press release related to the matters described in Item 8.01 of this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 8.01. Other Events.

FDA Clinical Hold Lifted

On September 22, 2026, the Company announced that the U.S. Food and Drug Administration has lifted the full clinical hold on the Company’s investigational new drug (IND) application to initiate a planned Phase 2a proof-of-concept study for simufilam in tuberous sclerosis complex (“TSC”)-related epilepsy.

Planned Phase 2a Trial Design

During the course of the clinical hold, the Company completed key trial-readiness activities, including engaging a leading clinical research organization, identifying clinical trial sites, and recruiting potential investigators. With investigational drug supply in place, implementation of the Company’s phase 2a study of simufilam is now able to progress expeditiously toward site initiation and patient enrollment. Patient screening is expected to begin by the first quarter of 2027.

Filana’s Phase 2a study is a 16-week multicenter, randomized, double-blind clinical trial to evaluate two doses of simufilam in patients with refractory TSC-related seizures. The study is planned to be conducted at 13 sites in the U.S. with a target enrollment of 40 subjects aged 12 to 55. All subjects who complete the double-blind treatment phase are eligible to participate in a 48-week extension study.

The study is designed to assess safety, tolerability, pharmacokinetics, and seizure-related measures, including seizure frequency, seizure intensity and duration, nighttime seizures, and sleep-related outcomes. Data from the study are expected to help inform the development path for simufilam in TSC-related epilepsy, including the design of future studies in younger patient populations.

Cautionary Note Regarding Forward-Looking Statements:

This report contains forward-looking statements that may include but are not limited to statements regarding: the timing and plans to initiate and conduct clinical studies with simufilam in TSC-related epilepsy; the design, structure, duration, objectives, endpoints, patient population, conduct, enrollment, completion, and potential results of the Company’s planned Phase 2a clinical trial; the Company’s ability to work with clinical research organizations, clinical sites, patient advocacy organizations, and the TSC community to advance the trial efficiently; the potential for simufilam as a treatment for TSC-related epilepsy and other potential indications; and the timing of anticipated milestones, including announcing study sites and screening patients. These statements may be identified by words such as “anticipate”, “before”, “believe”, “could”, “expect”, “forecast”, “intend”, “may”, ”pending”, “plan”, “possible”, “potential”, “prepares for”, “will”, and other words and terms of similar meaning.

Such statements are based on the Company’s current expectations and projections about future events. Such statements speak only as of the date of this news release and are subject to a number of risks, uncertainties and assumptions, including, but not limited to, those risks relating to the Company’s ability to initiate, enroll, conduct, and complete the planned Phase 2a study of simufilam in TSC-related epilepsy; the Company’s ability to engage clinical trial sites and participants; ability to work effectively with clinical research organizations, vendors, investigators, patient advocacy organizations, and the TSC community; potential changes to the clinical trial protocol, trial design, endpoints, timing, patient population, or development plans; the Company’s ability to generate clinical data that support further development of simufilam; risks inherent in drug discovery and development; and other risks specific to Filana Therapeutics, Inc., as described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent reports to be filed with the SEC. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from expectations in any forward-looking statement. In light of these risks, uncertainties and assumptions, the forward-looking statements and events discussed in this news release are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Except as required by law, we disclaim any intention or responsibility for updating or revising any forward-looking statements. For further information regarding these and other risks related to the Company’s business, investors should consult the Company’s filings with the SEC, which are available on the SEC's website at www.sec.gov.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are being furnished as part of this report.

Exhibit No.	Description

99.1	Press Release issued by Filana Therapeutics, Inc. on September 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Filana Therapeutics, Inc.
a Delaware corporation

Date: September 22, 2026	By:	/s/ Eric J. Schoen
Eric J. Schoen
Chief Financial Officer